Exhibit 10.1
THIRD AMENDMENT
TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT AND WAIVER OF DEFAULT
     This Third Amendment to Second Amended and Restated Credit Agreement and Waiver of Default (this “Amendment”), dated as of March 26, 2008, is made by and among infoUSA INC., a Delaware corporation (the “Borrower”), the financial institutions a party hereto in the capacity of a Lender (as defined in the Credit Agreement defined below), LASALLE BANK NATIONAL ASSOCIATION and CITIBANK, N.A., formerly known as CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”).
Recitals
     The Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agent and certain financial institutions (including those a party hereto) are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007, and as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 16, 2007 (as so amended and together with all further amendments, supplements, modifications and restatements from time to time thereof the “Credit Agreement”). Capitalized terms used in these Recitals shall have the meanings given in the Credit Agreement.
     The Borrower has requested that the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders amend the Credit Agreement and waive an existing Event of Default thereunder. The Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders are willing to grant the Borrower’s requests on the terms and conditions set forth herein.
     ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
     1. Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.
     2. Amendments.
(a)	Section 9.1(b) of the Credit Agreement is amended by amending the phrase, “Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower,” to read as follows:
Within 90 days after the close of the quarterly accounting period ending March 31, 2008, and within 45 days after the close of each other of the first three quarterly accounting periods in each fiscal year of the Borrower,

(b)	Section 9.1(c) of the Credit Agreement is amended by amending the phrase, “Within 90 days after the close of each fiscal year of the Borrower,” to read as follows:
Within 180 days after the close of the Borrower’s fiscal year ending December 31, 2007, and within 90 days after the close of each other fiscal year of the Borrower,
(c)	Section 10.15 of the Credit Agreement is amended to read as follows:
Section 10.15 Operating Leases. The Borrower will not permit the aggregate obligations of the Companies with respect to Operating Leases in any fiscal year to exceed 3% of the consolidated assets of the Companies as of the end of such fiscal year.
     3. Delivery of Preliminary Financial Statements and Officer’s Certificates; Margin Adjustments.
(a)	Definitions. As used in this Section 3, the following terms have the meanings set forth below:
“Preliminary 2007 Statements” means (i) unaudited interim consolidated financial statements of the Companies as of and for the fiscal quarter ending December 31, 2007 (including year-to-date statements), including all information that would be required under clause (i) of Section 9.1(b) of the Credit Agreement if such quarter were one of the first three quarters of the Borrower’s fiscal year, and (ii) a certificate conforming to the requirements of Section 9.1(f) of the Credit Agreement with respect to such financial statements.
“Audited 2007 Statements” means the items required under Section 9.1(c) of the Credit Agreement with respect to the Borrower’s fiscal year ending December 31, 2007, including the certificate required under Section 9.1(f) of the Credit Agreement with respect thereto.
“Preliminary 3/31/08 Statements” means the items required under Section 9.1(b) of the Credit Agreement with respect to the Borrower’s fiscal quarter ending March 31, 2008, including the certificate required under Section 9.1(f) of the Credit Agreement with respect thereto, but in each case prepared prior to delivery of the Audited 2007 Statements and subject to adjustment in the Final 3/31/08 Statements.
“Final 3/31/08 Statements” means the items required under Section 9.1(b) of the Credit Agreement with respect to the Borrower’s fiscal quarter ending March 31, 2008, including the certificate required under Section 9.1(f) of the Credit Agreement with respect thereto.
(b)	Delivery of Preliminary 2007 Statements. On or before March 31, 2008, the Borrower shall deliver its Preliminary 2007 Statements to the Administrative Agent.
infoUSA Third Amendment to Second
Amended and Restated Credit Agreement and
Waiver of Default

Notwithstanding the other terms of the Credit Agreement, the Applicable Margin shall be adjusted (as appropriate) concurrent with the delivery of the Preliminary 2007 Statements as if they were the Audited 2007 Statements.
(c)	Delivery of Preliminary 3/31/08 Statements. On or before May 15, 2008, the Borrower shall deliver its Preliminary 3/31/08 Statements to the Administrative Agent. Notwithstanding the other terms of the Credit Agreement, the Applicable Margin shall be adjusted (as appropriate) concurrent with the delivery of the Preliminary 3/31/08 Statements as if they were the Final 3/31/08 Statements.
(d)	Retroactive Adjustments. If, upon receipt of the Audited 2007 Statements, the Consolidated Total Leverage Ratio is determined to have been higher as of December 31, 2007 or March 31, 2008 than disclosed by the Preliminary 2007 Statements or Preliminary 3/31/08 Statements, as the case may be, such that any Applicable Margin should have been higher than that determined using the Preliminary 2007 Statements or the Preliminary 3/31/08 Statements, and the Borrower is thus determined to have underpaid interest and Commitment Fees during the period following delivery of the Preliminary 2007 Statements or Preliminary 3/31/08 Statements, the Borrower shall pay such deficiency on demand. However, in no event shall the Borrower be entitled to a refund, credit or reduction of interest paid or accrued during such period if the Consolidated Total Leverage Ratio is determined to have been lower as of December 31, 2007 or March 31, 2008 than disclosed by the Preliminary 2007 Statements or Preliminary 3/31/08 Statements, as the case may be.
     4. Waivers.
(a)	Delayed SEC Filings. The Borrower has indicated that it has failed or will fail to timely file with the SEC (i) its annual report on Form 10-K for the year ended December 31, 2007 (the “2007 10-K”), and (ii) its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2008 (the “3/31/08 10-Q”). Failure to timely file those reports constitutes a breach of Section 9.5 of the Credit Agreement and, in turn, a Default under Section 11.1(c) of the Credit Agreement. The Lenders parties hereto hereby waive any Default or Event of Default arising under Section 11.1(c) directly on account of such failure, but only so long as (x) on or before June 30, 2008, the Borrower files its 2007 10-K and its 3/31/08 10-Q with the SEC, and (y) no adverse action is taken against the Borrower by the SEC or otherwise on account of such delayed filing of the 2007 10-K and the 3/31/08 10-Q.
(b)	Excess Operating Lease Obligations. Section 10.15 of the Credit Agreement prohibits the Companies from having obligations with respect to Operating Leases in excess of $16,000,000 in any fiscal year. In fact, the Companies’ Operating Lease obligations during the fiscal year ending December 31, 2007 exceeded $16,000,000. The breach of Section 10.15 of the Credit Agreement constitutes an immediate Event of Default under Section 11.1(c) of the Credit Agreement. The Lenders parties hereto hereby waive any Event of Default arising under Section 11.1(c) of the Credit Agreement directly on account of the breach of Section 10.15 described above, but
infoUSA Third Amendment to Second
Amended and Restated Credit Agreement and
Waiver of Default

only so long as the Companies’ Operating Lease obligations during the fiscal year ending December 31, 2007 did not exceed $18,000,000.
(c)	Limited Scope. The waivers set forth in this Section 4 are effective only as expressly set forth above, and do not constitute or imply any waiver with respect to any breach of the Credit Agreement not specifically described above (including but not limited to any other breach of Section 9.5 or 10.15), whether or not similar to the breaches described above.
     5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)	The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders by the Borrower, and this Amendment, and the Credit Agreement as amended hereby, constitute the Borrower’s legal, valid and binding obligations enforceable in accordance with their terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.
(b)	The execution, delivery and performance by the Borrower of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrower’s articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower is bound.
(c)	All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, are correct on and as of the date hereof as though made on and as of such date.
     6. Amendment Fee. On the date hereof, the Borrower shall pay the Administrative Agent, for the ratable benefit of each Lender that has executed and delivered this Amendment prior to 12:00 noon (Pacific time) on March 25, 2008 (each, a “Consenting Lender”), a fully earned, non-refundable fee in an amount equal to 0.15% of the sum of each Consenting Lender’s Revolving Facility Amount and the outstanding principal balance of each Consenting Lender’s Term Loans.
     7. Conditions. This Amendment shall be effective only if the Administrative Agent has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Administrative Agent, on or before the date hereof (or such later date as the Administrative Agent may agree to in writing):
infoUSA Third Amendment to Second
Amended and Restated Credit Agreement and
Waiver of Default

(a)	this Amendment, duly executed by the Borrower and each of the Lenders below;
(b)	the Acknowledgment and Agreement of Guarantors attached hereto, duly executed by the Guarantors;
(c)	a certificate of an officer of the Borrower (i) certifying that the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly approved by all necessary action of the board of directors of the Borrower, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) certifying that there have been no amendments to or restatements of the articles of incorporation or bylaws of the Borrower as furnished to the Administrative Agent in connection with the execution and delivery of the Credit Agreement, other than those that may be attached to the certificate, and (iii) certifying the names of the officers of the Borrower that are authorized to sign this Amendment, together with the true signatures of such officers;
(d)	payment of the fee described in Section 6; and
(e)	the Preliminary 2007 Financial Statements described in Section 3.
     8. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
     9. No Waiver. Except as expressly set forth in Section 4, the execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Administrative Agent and the Lenders, whether or not known to the Administrative Agent and the Lenders and whether or not existing on the date of this Amendment.
     10. Release. The Borrower and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Administrative Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
infoUSA Third Amendment to Second
Amended and Restated Credit Agreement and
Waiver of Default

     11. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.
Signature pages follow
infoUSA Third Amendment to Second
Amended and Restated Credit Agreement and
Waiver of Default

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

infoUSA INC.
By:	/s/ Stormy Dean
	Name:	Stormy Dean
	Title:	Chief Financial Officer

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:	/s/ Joseph G. Colianni
	Name:	Joseph G. Colianni
	Title:	Senior Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

BANK OF AMERICA, N.A., as Co-Syndication Agent, Documentation Agent and Lender
By:	/s/ Steven K. Kessler
	Name:	Steven K. Kessler
	Title:	Senior Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

CITIBANK, N.A., as Co-Syndication Agent and Lender
By:	/s/ Scott Miller
	Name:	Scott Miller
	Title:	Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

FIRST BANK
By:	/s/ Keith M. Schmelder
	Name:	Keith M. Schmelder
	Title:	Senior Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Sarah Daniel
	Name:	Sarah Daniel
	Title:	Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

FIRST NATIONAL BANK OF OMAHA
By:	/s/ Donald L. Erikson
	Name:	Donald L. Erikson
	Title:	Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

U.S. BANK, NATIONAL ASSOCIATION
By:	/s/ Kevin D. Munro
	Name:	Kevin D. Munro
	Title:	Omaha Market President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

COMMERCE BANK, N.A.
By:	/s/ Wayne C. Lewis
	Name:	Wayne C. Lewis
	Title:	Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

THE NORTHERN TRUST COMPANY
By:	/s/ William R. Kopp
	Name:	William R. Kopp
	Title:	Vice President

(Signature Page to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
dated as of March 26, 2008
     Each of the undersigned, a guarantor of the indebtedness of infoUSA, INC., a Delaware corporation (the “Borrower”), to the financial institutions from time to time a party in the capacity of a lender (in such capacity, the “Lenders” and each a “Lender”) to that certain Second Amended and Restated Credit Agreement, dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007, as amended by that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of May 16, 2007 (as so amended, the “Credit Agreement”), by and among the Borrower, LASALLE BANK NATIONAL ASSOCIATION and CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”), pursuant to an Amended and Restated Subsidiaries Guaranty dated as of February 14, 2006 (as so amended, the “Guaranty”), hereby (i) acknowledges receipt of that certain Third Amendment to Second Amended and Restated Credit Agreement and Waiver of Default (the “Third Amendment”) dated as of the date hereof among the Borrower, various financial institutions, the Syndication Agents, the Documentation Agent and the Administrative Agent; (ii) consents to the terms (including without limitation the release set forth in Section 10 of the Third Amendment) and execution thereof; (iii) reaffirms its obligations to the Administrative Agent pursuant to the terms of the Guaranty and acknowledges that all indebtedness arising under the Credit Agreement, as amended by the Third Amendment, whether evidenced by the Notes (as defined therein) or otherwise, shall constitute Guaranteed Obligations guarantied by the Guaranty, and that all such indebtedness and all obligations of the undersigned under the Guaranty, including but not limited to those obligations relating to the indebtedness arising under the Credit Agreement, as amended, shall constitute Obligations secured by the Amended And Restated Security Agreement dated as of February 14, 2006, by the Borrower and each of the undersigned in favor of the Administrative Agent as collateral agent; and (iv) acknowledge that the Lenders, the Syndication Agents, the Documentation Agent and the Administrative Agent may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of any of the undersigned and without impairing the liability of any of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness to the Lenders and the Administrative Agent.
Signature page follows
(Acknowledgement to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)

ADVANCED ANALYTICS, INC.,
AMERICAN CHURCH LISTS, INC.,
APPWEST COMMUNICATIONS, INC.,
ATLANTIC RESEARCH & CONSULTING, INC.,
B.J. HUNTER INFORMATION, INC.,
CD-ROM TECHNOLOGIES, INC.,
CITY DIRECTORIES, INC.,
CLICK ACTION INC.,
DONNELLY MARKETING, INC.,
EXPRESS COPY, INC.,
GUIDELINE, INC.,
GUIDELINE CHICAGO, INC.,
GUIDELINE CONSULTING CORP.,
GUIDELINE RESEARCH CORP.,
HILL-DONNELLY CORPORATION,
IDEXEC, INC.,
INFOUSA INC.,
INFOUSA MARKETING, INC.,
LISTBAZAAR.COM, INC.,
MACRO INTERNATIONAL INC.,
MARKADO, INC.,
MOKRYNSKI & ASSOCIATES, INC.,
O.R.C. INTERNATIONAL LTD.,
ONESOURCE INFORMATION SERVICES, INC.,
ONESOURCE INFORMATION SERVICES, LIMITED,
ONLINE ACCESS SOLUTIONS INC.,
OPINION RESEARCH CORPORATION,
ORC EUROPEAN INFORMATION CENTRE LIMITED,
ORC INTERNATIONAL LTD.,
ORC HOLDINGS, LTD.,
ORC INTERNATIONAL HOLDINGS, INC.,
ORC TELECOMMUNICATIONS LTD.,
SALESGENIE.COM, INC.,
SIGNIA PARTNERS, INCORPORATED,
STRATEGIC INFORMATION MANAGEMENT, INC.,
SYSTEM ACCESS SOLUTIONS LTD.,
TGMVC CORP.,
TABLINE DATA SERVICES, INC.,
TRIPLEX DIRECT MARKETING CORP.,
TTECH ACQUISITION CORP. (D/B/A TELTECH),
WASHINGTON RESEARCHERS, LTD. and
WALTER KARL, INC.
each as a Guarantor

By:	/s/ Stormy Dean
	Name:	Stormy Dean
	Title:	Chief Financial Officer

(Acknowledgement to infoUSA Third Amendment
to Second Amended and Restated Credit Agreement and Waiver of Default)